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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   February 5, 2004
                                                   -----------------




                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                      0-12255                 48-0948788
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(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)




                10990 Roe Avenue, Overland Park, Kansas     66211
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               (Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial statements of businesses acquired.
              Not applicable

         (b)  Pro forma financial information.
              Not applicable

         (c)  Exhibits.

              The following exhibits are filed herewith:

                  Exhibit No.       Description

                  99.1 Consolidated Balance Sheets as of December 31, 2003 and 2002, Statements of Consolidated Cash Flows for the twelve months ended December 31, 2003 and 2002, and Statements of Consolidated Operations for the three months and twelve months ended December 31, 2003 and 2002.


Item 12.  Results of Operations and Financial Condition

Yellow Roadway Corporation has released its results of operations and financial condition for the three months and twelve months ending December 31, 2003, filed as Exhibit 99.1 to this Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YELLOW ROADWAY CORPORATION
                                         -------------------------------------
                                                (Registrant)

Date:    February 5, 2004                By: /s/ Donald G. Barger, Jr.
     -------------------------           ---------------------------------
                                         Donald G. Barger, Jr.
                                         Senior Vice President and Chief
                                         Financial Officer